Filed Pursuant to Rule 497(e)
Securities Act File No. 333-196273

USCF ETF TRUST

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (SDCI)

Supplement dated August 16, 2024

to the Prospectus dated October 30, 2023

Principal U.S. Listing Exchange: NYSE Arca, Inc.

IMPORTANT NOTICE REGARDING CHANGES IN INVESTMENT OBJECTIVE

AND PRINCIPAL INVESTMENT STRATEGIES

This Supplement provides new and additional information beyond that contained in the Prospectus of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (the “Fund”) and should be read in conjunction with the Prospectus.

The Board of Trustees of the USCF ETF Trust (the “Trust”) considered and approved changing the Fund’s investment objective. Accordingly, the following change will take effect on October 30, 2024 (the “Effective Date”):

	Current	New
Investment Objective	The USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund seeks long-term total return.	The USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the SummerHaven Dynamic Commodity Index Total ReturnSM.

In connection with the change in the Fund’s investment objective, on the Effective Date, certain material principal investment strategies of the Fund will be revised as follows:

The following will replace in its entirety the first three paragraphs under the “Fund Summary – Principal Investment Strategies of the Fund” and “Additional Investment Objective, Strategies, and Risk Information – Additional Information about Principal Investment Strategies” sections of the Prospectus:

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCITR”). The SDCITR is a total return commodity sector index designed to broadly represent major commodities. The SDCITR reflects the performance of a fully margined and collateralized portfolio of commodities futures contracts. Under normal market conditions, the Fund will invest 80% of its assets in futures contracts and other commodity-related derivative instruments. In determining the value of the Fund’s assets for this purpose, the Fund will value each derivative instrument using the instrument’s notional amount.

In the “Fund Summary – Principal Risks of Investing in the Fund” and “Additional Investment Objective, Strategies, and Risk Information – Additional Principal Risk Information about the Fund” sections of the Prospectus, “Management Risk” will be removed and the following will be added:

Investment Strategy Risks. The Fund’s principal investment strategy is to invest in the components of the SDCITR. Accordingly, the Fund’s investment strategy involves the following risks:

Passive Investment Risk. The Fund does not attempt to outperform the SDCITR or take defensive positions in declining markets.

Correlation Risk. As with all index funds, the performance of the Fund may not closely track the performance of the SDCITR for a variety of reasons.

Please retain this supplement for future reference.